                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 1999


                         GREEN TREE LEASE FINANCE 1998-1
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             (Exact name of registrant as specified in its charter)



        Minnesota                   33-3715171             Applied for
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(State or other jurisdiction       (Commission           (IRS employer
      of incorporation)           file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and U.S. Bank National of Minnesota (the "Trustee"), on March 15, 1999 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

                  99.1        Monthly Report delivered to
                              Certificateholders on
                              March 15, 1999.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 1999

                                     Lease Finance 1998-1

                                     By  GREEN TREE FINANCIAL CORPORATION
                                         as Servicer with respect to the Trust


                                     By: /s/ Phyllis A. Knight
                                         -------------------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer
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                             INDEX TO EXHIBITS


Exhibit
Number                                                                 Page
-------                                                                ----

 99.1         Monthly Report delivered to Certificateholders            5
              on March 15, 1999.